Acquisitions	12 Months Ended
Dec. 31, 2021
Acquisitions
Acquisitions
2.	Acquisitions

SharesPost

On November 9, 2020, the Company completed the acquisition of the broker-dealer business of SharesPost, Inc. (“SharesPost”). Upon closing of the transaction, SharesPost and several of its subsidiaries, became wholly-owned subsidiaries of the Company. The acquisition is intended to allow the combined organization to provide investors an integrated investing experience. The merger consideration comprised cash, 9,015,140 shares of the Company’s Class AA common stock, 2,313,623 shares of Junior convertible preferred stock, and 1,000,000 shares Junior convertible preferred stock warrants that can be converted into shares of Junior convertible preferred stock (Note 11). In May 2020, six months prior to the merger, the Company entered into a secured promissory note agreement with SharesPost for an aggregated amount of $3,000. The secured promissory note was forgiven post-merger and included in purchase consideration. The following table presents the components of the purchase consideration to acquire SharesPost:

Amount
Cash	$20,340
Secured promissory note	3,000
Fair value of Junior convertible preferred stock issued	20,383
Fair value of Class AA common stock issued	44,817
Fair value of warrants issued	1,285
Total	$89,825

The Company recognized $3,289 of acquisition-related transaction costs in the Company’s consolidated statements of operations and comprehensive loss during the year ended December 31, 2020 related to the SharesPost acquisition. The following table presents the allocation of the purchase price for SharesPost as of the acquisition date:

Amount
Cash	$6,443
Accounts receivable, net	1,014
Prepaid expenses and other current assets	1,073
Property and equipment, net	590
Operating lease right-of-use assets	4,575
Identified intangible assets	13,090
Goodwill	77,126
Accounts payable	(1,275)
Accrued expenses and other current liabilities	(5,127)
Operating lease liabilities	(7,684)
Total	$89,825

Goodwill is primarily attributable to expected post-acquisition synergies from integrating SharesPost’s broker-dealer business and incremental revenue opportunities from SharesPost’s existing programs. The goodwill recorded is not deductible for income tax purposes.

The following table presents details of the identified intangible assets acquired:

	Amount	Estimated Useful Life
Developed technology	$10,500	4 years
In-process research and development asset	960	Indefinite
Trade name	320	1 year
Customer relationships	1,310	4 years
Total	$13,090

SharesPost’s results of operations have been included in the Company’s consolidated statements of operations and comprehensive loss from the November 9, 2020 acquisition date. The following pro forma financial information gives effect to the acquisition of SharesPost on January 1, 2020, including pro forma adjustments related to the valuation and allocation of the purchase price, primarily amortization of acquired intangible assets, incremental interest expense on debt financing obtained in connection with the acquisition, reversal of interest expense on convertible notes repaid in full by Forge in connection with the acquisition, additional share-based compensation expense related to accelerated vesting of options, and direct transaction costs reflected in the historical financial statements. The table below is presented for informational purposes only and are not intended to represent or be indicative of the results of operations that would have been reported had the acquisition occurred on January 1, 2020. These should not be taken as representative of future results of operations of the combined company:

Years Ended December 31, 2020
(Unaudited)
Pro forma revenue	$75,981
Pro forma net loss	$(13,483)